3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

September 30, 2008

Dear Shareholder:

The Sound Shore Fund ended September 30, 2008 with a net asset value of $30.43 per share. The third quarter total return of -7.11% was ahead of the Standard & Poor’s 500 Index (“S&P 500”) and behind the Dow Jones Industrial Average (“Dow Jones”) which returned -8.37% and -3.71%, respectively. For the nine months of 2008, the Fund has a total return of -14.36% while the S&P 500 and Dow Jones were lower, respectively, at -19.29% and -16.59%.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2008 were -17.94%, 7.37%, 6.90%, and 10.36%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is .92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stock markets began to sell off broadly in the third quarter of 2008 as a traumatic remapping of the financial industry sapped investor confidence and caused concerns about global economic growth. Even Charles Darwin might be surprised with the culling that has claimed financials Fannie Mae, Freddie Mac, Lehman Brothers, Merrill Lynch, AIG, Washington Mutual, and Wachovia in just one month.

Despite initiatives by the Federal Reserve and US Treasury to increase liquidity and confidence via the TARP (Troubled Asset Relief Program) and other efforts, credit markets grew increasingly paralyzed and the odds for a global “air pocket” rose sharply as the quarter advanced. Reflecting growing expectations for severe economic angst, commodities, which had already slowed following the Olympics, accelerated to the downside and the Commodity Research Bureau (CRB) Index, led by energy, finished the quarter down -25%.

Although we had reduced our energy-related holdings in June and July, this sector was still our biggest third quarter detractor. Global utility AES Corporation, which receives the majority of its cash distributions from developed economies, nevertheless declined due to concerns about slower emerging market growth. As well, El Paso Corp., a leading integrated gas pipeline company, fell along with US natural gas prices. And global integrated oil Royal Dutch Shell was lower as concerns about a worldwide recession created the prospect for declining global energy demand for the first time since 1982.

On the positive side, generic drug maker Barr Pharmaceuticals, Inc. was our biggest contributor. Barr advanced 45% in the quarter after agreeing to be purchased by rival Teva Pharmaceutical. Education services provider Apollo Group was also a strong performer after its restructured enrollment procedures drove better than expected student and profit growth. As the value of Bank of America’s deposit base became more apparent, its stock gained sharply in the quarter. We took this opportunity to sell the position.

Since Sound Shore Fund’s inception in 1985, there have been five declines in the S&P 500 of -19% or more that have averaged -30.2%. Each has been difficult and each has been different except for one characteristic—each has provided a long-term investor with above average future returns. Required additional disclaimer: Past performance is no guarantee of future results.

We have never tried to predict the unpredictable and don’t profess to know when and how this current crisis of confidence will end. Our efforts remain focused on assessing the financial conditions and prospects of our current and potential holdings. As always, we will strive to use price movements to enhance the qualitative and quantitative profile of our portfolio investments.

Thank you for your confidence and investment alongside us in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

TARP (Troubled Asset Relief Program) is the financial markets/economic bailout bill which was enacted on October 3, 2008. Commodity Research Bureau (CRB) Index is a pricing index that measures changes in the price of 22 commodities that are believed to be among the first to react to changes in economic conditions. The CRB Index may serve as an early indication of changes in the business climate and thus it is one of the economic statistics watched by analysts and economists.

Percent of net assets as of 9/30/08:    AES Corp.: 3.70%; American International Group: 0.00%; Apollo Group, Inc., Class A: 3.49%; Bank of America Corp.: 0.00%; Barr Pharmaceuticals, Inc.: 0.00%; El Paso Corp.: 3.53%; Fannie Mae: 0.00%; Freddie Mac: 0.00%; Lehman Brothers, Inc.: 0.00%; Merrill Lynch: 0.00%; Royal Dutch Shell PLC Class A, ADR: 3.37%; Teva Pharmaceuticals: 0.00%; Wachovia: 0.00%; and Washington Mutual: 0.00%.

The Fund may invest in medium-sized companies, which involves greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The views in this letter were those of the Fund managers as of 9/30/08 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2008 (Unaudited)

	Share Amount	Market Value
Common Stock (93.8%)
Consumer Discretionary (17.4%)
Apollo Group, Inc., Class A†	1,329,500	$78,839,350
Comcast Corp., Class A	3,718,100	72,986,303
Interpublic Group of Cos., Inc.†	7,342,800	56,906,700
Time Warner, Inc.	5,697,300	74,691,603
Walt Disney Co.	1,464,800	44,954,712
Washington Post Co., Class B	117,218	65,262,294

		393,640,962

Consumer Staples (7.8%)
Dr Pepper Snapple Group, Inc.†	1,564,800	41,435,904
Kimberly-Clark Corp.	1,019,800	66,123,832
Unilever NV NY ADR	2,407,800	67,803,648

		175,363,384

Diversified Financials (6.7%)
Credit Suisse Group AG ADR	1,200,500	57,960,140
Goldman Sachs Group, Inc.	259,700	33,241,600
National City Corp.	15,183,800	26,571,650
State Street Corp.	596,700	33,940,296

		151,713,686

Energy (14.3%)
El Paso Corp.	6,250,300	79,753,828
Marathon Oil Corp.	1,420,700	56,643,309
Pioneer Natural Resources Co.	1,010,400	52,823,712
Royal Dutch Shell PLC ADR	1,289,300	76,081,593
Spectra Energy Corp.	2,406,500	57,274,700

		322,577,142

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2008 (Unaudited)

	Share Amount	Market Value
Health Care (13.3%)
Aetna, Inc.	924,600	33,387,306
Baxter International, Inc.	759,700	49,859,111
Boston Scientific Corp.†	6,393,300	78,445,791
Cardinal Health, Inc.	1,353,400	66,695,552
CIGNA Corp.	1,490,100	50,633,598
Kinetic Concepts, Inc.†	721,100	20,616,249

		299,637,607

Industrials (4.2%)
General Electric Co.	1,859,200	47,409,600
Southwest Airlines Co.	2,333,100	33,853,281
Waste Management, Inc.	451,000	14,201,990

		95,464,871

Insurance (8.3%)
AON Corp.	1,032,500	46,421,200
Berkshire Hathaway, Inc., Class A†	359	46,885,400
Marsh & McLennan Cos., Inc.	1,097,800	34,866,128
Unum Group	2,414,100	60,593,910

		188,766,638

Materials (3.5%)
Barrick Gold Corp.	835,400	30,692,596
Newmont Mining Corp.	1,263,800	48,984,888

		79,677,484

Pharmaceuticals (3.1%)
Pfizer, Inc.	3,866,300	71,294,572

Technology (11.5%)
Flextronics International, Ltd.†	8,366,700	59,236,236
Hewlett-Packard Co.	639,100	29,551,984
Sun Microsystems, Inc.†	5,655,700	42,983,320
Symantec Corp.†	3,577,400	70,045,492

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2008 (Unaudited)

	Share Amount	Market Value
Common Stock (Continued)
Technology (Continued)
Texas Instruments, Inc.	2,686,700	$57,764,050

		259,581,082

Utilities (3.7%)
AES Corp.†	7,147,300	83,551,937

Total Common Stock (cost $2,216,631,047)		$2,121,269,365

Short-Term Investment (4.6%)
Money Market Fund (4.6%)
CitiFunds Institutional U.S. Treasury Reserves, 1.16% (cost $103,420,252) (a)	103,420,252	$103,420,252

Total Investments (98.4%) (cost $ 2,320,051,299) *		$2,224,689,617

Other Assets less Liabilities (1.6%)		35,395,581

Net Assets (100.0%) (shares outstanding 74,265,997)		$2,260,085,198

Net Asset Value (offering and redemption price per share)		$30.43

(a)	Variable or Floating Rate Security. Rate disclosed is as of 09/30/2008.
†	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$174,396,968
Gross Unrealized Depreciation	(269,758,650)

Net Unrealized Depreciation	$(95,361,682)

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2008 (Unaudited)

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current Generally Accepted Accounting Principles from the application of SFAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities
Level 1	$2,121,269,365
Level 2	103,420,252
Level 3	—

Total Investments	$2.224,689,617

THE PORTFOLIO OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT THE FUND’S SECURITY VALUATION POLICIES AND ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services, LLC

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services, LLC

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Boston, Massachusetts

107-QR-0908

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

Quarterly Letter to

Shareholders

(Unaudited)

SEPTEMBER 30, 2008